SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

      The North Carolina Capital Management Trust

            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST   :
CASH PORTFOLIO AND TERM PORTFOLIO
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
(800) 222-3232
(704) 372-8798
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
"Meeting") of Cash Portfolio and Term Portfolio (each a "   F    und" or
collectively, the "   F    unds") of The North Carolina Capital Management
Trust (the "Trust") will be held at the Omni Charlotte Hotel, 222 East Third Street, Charlotte, North Carolina 28202, on January 22, 1996, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To approve amendments to the fee schedule    of each fund's
Management Contract.
 2. To approve amendments to the fee schedule    of each fund's
    Distribution and Service Plan.
 3. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Trust.
 The Board of Trustees has fixed the close of business on November 24, 1995 as the record date for the determination of the shareholders of the
   F    unds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
December 14, 1995
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rule for executing proxy cards may be of assistance
to you and help        avoid the time and expense involved in validating
your vote if you fail to execute your proxy card properly.
    PUBLIC UNITS: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   City of ABC                       Mary Jones,    Finance
                                             Officer

 2)     City of ABC                       Mary Jones,    Finance
                                             Officer

        c/o Mary Jones,    Finance
           Officer

B. 1)      County of XYZ                  John Smith,    Finance
                                             Officer

 2)        County of XYZ                  John Smith,    Finance
                                             Officer

        c/o John Smith,    Finance
           Officer


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
CASH PORTFOLIO AND TERM PORTFOLIO OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
TO BE HELD ON JANUARY 22, 1996
 This Proxy Statement is furnished in connection with a solicitation of
proxies made by, and on behalf of, the Board of Trustees    (the
"Board")     of The North Carolina Capital Management Trust (the "Trust")
to be used at the Special Meeting of Shareholders of Cash Portfolio and
Term Portfolio (each a "   F    und" or collectively, the "   F    unds")
and at any adjournments thereof    (the "Meeting")    , to be held    on
    January 22, 1996 at 9:00 a.m. at the Omni Charlotte Hotel, 222 East Third Street, Charlotte, North Carolina 28202.
    The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 14, 1995. Fidelity Management & Research Company (FMR) encourages you to return your proxy card by January 5, 1996. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR, the Funds' investment adviser. The principal business address of FMR and Fidelity Distributors Corporation (FDC), the Funds' principal underwriter, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy card or by attending the Meeting and voting in person.
    All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of a proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
    On November 24, 1995, there were 1,784,904,478 shares of Cash Portfolio and 6,094,816 shares of Term Portfolio issued and outstanding. To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of Cash Portfolio on that date. To the knowledge of the Trust, substantial (5% or more) record ownership of Term Portfolio shares (as of November 24, 1995) was as follows:

   Name and Address of              Number of Shares            Percentage of
   Beneficial Owner                 Beneficially Owned          Outstanding Shares

   City of Charlotte
               805,358.77                  13.21%
   600 East Fourth Street
   Charlotte, NC 28202

   Alamance County
                  408,505.02                  6.70%
   124 W. Elm Street

   Graham, NC 27253

   Wake County
                      407,450.88                  6.68%
   P.O. Box 550

   Raleigh, NC 27602

   Northern Hospital of
             316,545.92                  5.19%
   Surry County

   830 Rockford Street

   P.O. Box 1101

   Mount Airy, NC 27030


    Shareholders of record at the close of business on November 24, 1995 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of a Fund held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
JUNE 30, 1995   , PLEASE     CALL STERLING CAPITAL DISTRIBUTORS, INC.
TOLL-FREE AT (800) 222-3232 OR LOCALLY AT (704) 372-8798, OR WRITE TO STERLING CAPITAL DISTRIBUTORS, INC. AT ONE FIRST UNION CENTER, 301 SOUTH COLLEGE STREET, SUITE 3200, CHARLOTTE, NORTH CAROLINA 28202.
 VOTE REQUIRED: APPROVAL OF PROPOSALS 1 AND 2 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE
FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"),    THE
VOTE OF     A "MAJORITY        OF THE OUTSTANDING VOTING SECURITIES" MEANS
THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE    VOTING
SECURITIES     PRESENT AT THE MEETING        IF THE HOLDERS OF MORE THAN
50% OF THE OUTSTANDING    VOTING SECURITIES     ARE PRESENT OR REPRESENTED
BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES.
    A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3.
1. TO APPROVE AMENDMENTS TO THE FEE SCHEDULE OF EACH FUND'S MANAGEMENT
CONTRACT.
 The Board   ,     including    a majority of those     Trustees who are
not "interested persons" of the Trust or of FMR        (the "Independent
Trustees"), has approved, and recommends that shareholders of each Fund approve, amendments to the fee schedule of each Fund's management contract
   ("Management Fee Schedule")     with FMR (the "Management
Contracts")   .     The proposed amendments to the    Management Fee
Schedule     would revise the current Management Fee Schedule to include
additional fee breakpoints    and would reduce the management fees payable
by each Fund to FMR.     No other    substantive     changes to the
Management Contracts are proposed at this time.
 FMR is the investment adviser to Cash Portfolio and Term Portfolio pursuant to separate Management Contracts each dated December 13, 1990. Each Fund's Management Contract was last approved by shareholders on December 12, 1990. (For more information on FMR, refer to the section
entitled "Activities and Management of FMR   ,    " beginning on page .)
 Under the Management Contracts, each Fund pays FMR an all-inclusive,
monthly management fee    that     is calculated based on the average daily
net assets of    a     Fund. If approved, this proposal would modify each
Fund's Management Fee    Schedule     by instituting new fee breakpoints
   that provide     for lower management fee rates at all asset levels.
 PROPOSED MODIFICATION    TO     MANAGEMENT FEE SCHEDULE. Copies of th   e
Forms of M    anagement    C    ontract for each Fund, with amendments to
the Management Fee Schedule, are attached to this Proxy Statement as
Exhibits 1 and 2 on pages         and    , respectively    .    Amendments
to each Fund's Distribution and Service Plan fee schedule have been approved by the Board, including a majority of the Independent Trustees, and are also submitted for shareholder approval. (Please see Proposal 2.)
 The management fee rate for each Fund varies based on a Fund's average daily net assets. As a Fund's net assets increase, the marginal management fee rate decreases according to a schedule of breakpoints that provides for lower fee rates as assets increase. The tables below illustrate the current and proposed Management Fee Schedules for each Fund.
Comparison of Management Fee Schedules

Current    Fee Schedule                               Proposed    Fee Schedule

Average Net                   Management              Average Net                    Management
Assets                        Fee Rate                Assets                         Fee Rate
(In Millions)                                         (In Millions)

 $0 - 100                         0    .41   0    %    $0 - 400                          0    .365%

 $100 - 200                       0    .40   0    %    $400 - 800                        0    .360%

 $200 - 800                       0    .39   0    %    $800 - 1,200                      0    .355%

             over                 0    .38   0    %    $1,200 - 1,600                    0    .350%
       $800

                                                       $1,600 - 2,000                    0    .340%

                                                       over          $2,000              0    .330%


 MANAGEMENT FEE    COMPARISON    . The following chart compares each Fund's
management fee under the terms of the current    Management     Fee
Schedule        for the fiscal year ended June 30, 1995 to those fees the
Funds would have incurred if the proposed amendments to the Management Fee Schedule had been in effect during that period:
   Comparison of Management Fees
Fiscal Year Ended 6/30/95

               Current              As % of        Proposed
            As % of        Percenta
                   Fee
          Fund's                Fee
          Fund's         ge
               Schedule             Average           Schedule             Average        Differenc
                                    Net                                    Net            e
                                    Assets                                 Assets

Cash        $ 5,555,76               0.382    %    $ 5,128,74               0.353%         (7.69%)
Portfolio   6                                      6

Term        $ 261,780                0.400%        $ 232,344                0.355%         (11.2   4    %)
Portfolio


 As illustrated above, the proposed changes to the    Funds'     Management
Fee Schedule would have resulted in lower management fees for each Fund for the fiscal year ended June 30, 1995.
 Effective November 1, 1995, FMR voluntarily implemented the proposed
amendments to the    Funds' Management Fee     Schedule. FMR may cease its
voluntary implementation of the proposed amendments to each Fund's Management Fee Schedule at any time.
 MATTERS CONSIDERED BY THE BOARD   .     The proposed amendments to the
   Funds' Management     Fee Schedule were approved by the Board   ,
    including    a majority of     the Independent Trustees   ,     at a
meeting held on October 3, 1995. The Board believes that matters bearing on the appropriateness of each Fund's management fees are considered at most, if not all, of their meetings.
 The Board considered the annual renewal of    each Fund's     Management
Contract        at meetings held on July 26, 1995 and October 3, 1995. At
the July meeting, the    Board requested that a revised Management Fee
Schedule be presented for consideration at the October meeting and
    renewed the current    Management     Fee Schedule until        that
time. At the October meeting, the Board reviewed materials relating to the proposed amendments that had been provided to them in advance of the meeting. The Board asked questions relating to the proposed changes to the
   Management     Fee Schedule        and had the opportunity to request
further information in connection with its evaluation of the proposed amendments.
 Information Received    b    y the    Board    . In connection with the
October        meeting, the Board received materials relating to the
consideration of the proposed amendments to the    Management     Fee
Schedule    and to the fee schedule of each Fund's Distribution and Service
Plan.     These materials included: (i) information on the investment
performance of each Fund        and how each Fund's performance compared
with other institutional funds with the same investment objective and similar asset sizes to the respective Funds; (ii) detailed analyses of how each Fund's expense ratio and management fee compared with such other funds; (iii) performance comparison information for each Fund versus
various relevant indices; (iv)    share     sales and redemption data with
respect to each Fund; (v) information regarding the performance of other investments permitted under North Carolina state law; (vi) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (vii) notable changes in each Fund's investments.
 The Board also considered matters such as (1) FMR's financial condition,
(2) arrangements with respect to the distribution of each Fund's shares,
(3) the procedures employed to determine the value of each Fund's assets,
and (4) FMR's management of the relationships with    the F    unds   '
custodian.
 Matters considered by the Board in connection with their approval of the
proposed amendment   s     to the    Management     Fee Schedule included
the following:
 Performance. The Board reviewed each Fund's investment performance as well as the performance of other funds in its peer group, such as certain institutional money market and bond funds, as compared with certain indices.
 FMR's Personnel and Management Methods. The Board reviewed the background of each Fund's portfolio manager. In addition, the Board reviewed each Fund's investment objective and discipline. The Board also reviewed the abilities of FMR Texas Inc. (FMR Texas), the sub-adviser for Cash Portfolio. (For more information on FMR Texas, refer to the section
entitled "Activities and Management of FMR Texas   ,    " beginning on page
 .) The    Board     also had discussions with senior management of FMR and
FMR Texas responsible for investment operations. Among other things, the
Board considered the size, education   ,     and experience of each
entity's investment staff, its use of technology, and FMR's and FMR Texas'
approach to recruiting, training   ,     and retaining portfolio managers
and other research, advisory   ,     and management personnel.
 Nature and Quality of Other Services. The Board considered the nature,
quality, cost   ,     and extent of administrative and shareholder services
performed by FMR, FMR Texas   ,     and their affiliated companies, both
under the Management Contracts and under separate agreements covering transfer agency functions and pricing and bookkeeping. The Board also considered the nature and extent of FMR's supervision of third party service providers, principally custodians.
 Expenses. The Board        considered each Fund's expense ratio and the
expense ratios of funds with the same investment objective and    asset
levels comparable to those of each Fund.     They also considered the
amount and nature of fees paid by shareholders of each Fund.
 Profitability. The Board considered the level of FMR's profits with respect to the management of the Funds. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the Funds. The Board concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. They also considered the profits realized from non-fund business
   that     may benefit from or be related to the Funds' business. The
Board also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Funds and other funds advised by FMR, whether the Funds have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale.
 Other Benefits to FMR. The Board also considered the character and amount of fees paid by each Fund to FMR for services provided by FMR and its
affiliates. The    Board     also considered other related potential
benefits to FMR, such as its enhanced ability to obtain further business in the North Carolina government market and other markets, as a result of its
relationship with the Funds. In sum, the Board    considered     all
    the "fall-out" benefits that may accrue to FMR and its affiliates by virtue of their relationship with the Funds.
 CONCLUSION. In considering the proposed amendments to the    Management
    Fee Schedule   ,     the Board   , including a majority of the
Independent Trustees,     concluded that the proposal, which would result
in a reduction in the management fee rate and the implementation of new fee breakpoints, was in the best interest of each Fund's shareholders. Such
changes would reduce the    management fees     of each Fund without
reducing the services provided to each Fund. Thus, the Board   , including
a majority of the Independent Trustees,     voted to approve the submission
of the proposed amendments to the    Management     Fee Schedule to
shareholders of each Fund and recommend that shareholders vote FOR the proposed amendments.
    If the proposed changes to each Fund's Management Fee Schedule are approved by shareholders, these changes will take effect on February 1, 1996 (or, if approved later, on the first business day of the first month following approval) and will remain in effect through July 31, 1996 and thereafter, but only as long as the continuance of each Management Contract after such date is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Board or the vote of a majority of the outstanding voting securities of each Fund. The shareholders of each Fund will vote separately on this Proposal. If the proposed changes to the Management Fee Schedule are not approved with respect to a Fund, that Fund's existing Management Fee Schedule will continue in effect through July 31, 1996, and thereafter subject to continuation by the Board.
 Approval of the proposed amendments to the    Management     Fee Schedule
is contingent upon shareholder approval of    P    roposal    2     to
amend the fee schedule of each Fund's Distribution and Service Plan.
2. TO APPROVE AMENDMENTS TO THE FEE SCHEDULE OF    EACH FUND'S
    DISTRIBUTION AND SERVICE PLAN.
 The    Board    , including    a majority of     the Independent Trustees,
has approved, and recommends that shareholders approve, amendments to the
fee schedule of each fund's Distribution and Service Plan (   each a "Plan"
or collectively,     the "Plans").
    Rule 12b-1 (the "Rule") promulgated under the 1940 Act provides that in order for an investment company (e.g., a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the investment company. Pursuant to the Plans, FMR pays FDC a monthly 12b-1 fee from fees collected pursuant to its Management Contract. FDC has entered into a Distribution and Service Agent Agreement with Sterling Capital Distributors, Inc. (Sterling) pursuant to which FDC pays these 12b-1 fees, in full, to Sterling.
 The proposed amendments to the fee schedule of each fund's Plan    ("12b-1
Fee Schedule")     would modify the amount that FMR pays    to     FDC, and
that FDC pays to Sterling, to provide for lower 12b-1 fee    rates     at
asset levels greater than $800 million. At asset levels up to $200 million,
however, the proposed amendments would provide for        higher 12b-1
fee    rates     than those currently in effect under the Plans. No
other    substantive     changes to the Plans are proposed at this time.
 The Plans for Cash Portfolio and Term Portfolio were originally approved by shareholders at their June 28, 1983 and September 16, 1987 meetings, respectively. Each Plan was last amended on December 12, 1990.
 Under the Plans, FDC and its agent, Sterling, print and distribute prospectuses and promotional literature, provide cash management advice through financial management seminars and newsletters to local government entities in North Carolina, maintain a local office, and maintain an advisory board composed of local government financial officers. In addition, Sterling assumes responsibility for certain shareholder servicing functions under the Plans.
 PROPOSED MODIFICATION OF    12B-1     FEE SCHEDULES. Copies of the
   Forms of D    istribution and    S    ervice    P    lan for each Fund,
with    proposed     amendments to the 12b-1 Fee Schedule, are attached to
this Proxy Statement as Exhibits 3 and 4 on pages         and    ,
respectively    . Amendments to    each Fund's Management     Fee
Schedule        have been approved by the    Board, including a majority of
the Independent Trustees,     and are also submitted for shareholder
approval. (   Please s    ee Proposal 1.) In conjunction with
   P    roposal    1,     which reduces each Fund's total expenses, the
proposed amendments to the    12b-1     Fee Schedule would restructure the
marginal 12b-1 fee rates by providing for increased 12b-1 fee    rates
at asset levels up to $200 million.    12b-1 f    ee    rates     would
remain unchanged for asset levels ranging from $200-$800 million and would decrease for assets in excess of $800 million, as illustrated in the table below.
   Comparison of 12b-1     Fee    Schedules

Current Fee Schedule                                        Proposed Fee Schedule

Average Net                     12b-1     Fee    Rate       Average Net                       12b-1     Fee    Rate
Assets                                                      Assets
(In Millions)                                               (In Millions)

 $0 - 100                       0    .140%                   $0 - 400                         0    .160%

 $100 - 200                     0    .150%                   $400 - 800                       0    .160%

 $200 - 800                     0    .160%                   $800 - 1,200                     0    .160%

        over          $800      0    .170%                   $1,200 - 1,600                   0    .160%

                                                             $1,600 - 2,000                   0    .155%

                                                                    over          $2,000      0    .150%


    Approval of Proposal 2     will    not     increase    the     total
expenses of e   ither F    und        because FDC, and then Sterling,
   is     paid by FMR from fees collected    pursuant to FMR's
    Management Contracts.
 COMPARISON OF 12B-1 FEES. The following chart compares each Fund's 12b-1
fees under the terms of the current    12b-1     Fee Schedule    for the
fiscal year ended June 30, 1995 to those fees the Funds     would have
   incurred     if the proposed    12b-1     Fee Schedule had been in
effect    during that period    :
   Comparison of     12b-1 Fees
Fiscal Year Ended 6/30/95

                 Current       As % of          Proposed             As % of
                 Fee              F    und's    Fee                     F    und's
                 Schedule      Average          Schedule             Average
                               Net Assets                            Net Assets

Cash Portfolio   $ 2,361,376    0.16   2    %   $    2,325,567           0.160    %

Term Portfolio   $ 91,592       0.14   0    %   $    104,676             0.160    %


    MATTERS CONSIDERED BY THE BOARD. Factors considered by the Board, in connection with its approval of the proposed amendments to the 12b-1 Fee Schedule are summarized in the following paragraphs.
 Circumstances Making Plans Necessary. The Board considered the nature and cause of the circumstances which make continuance of the Plans necessary or appropriate. The Board recognized that shares of each Fund must be sold to the local treasurer or other financial officer in North Carolina. This distribution function involves a substantial educational process against a historical background of depositing these monies in local banks. In
addition, the Board noted that    20     North Carolina    Administrative
Code (sub-section) 3.0703(h)     requires the Funds to maintain at least
one office in the state for the convenience of their shareholders.
Accordingly, the Board        believes circumstances necessitate a local
presence, as is provided by Sterling, for both the selling and ongoing servicing activities of each Fund.
 The Ways    i    n    w    hich the Plans Address    s    uch
Circumstances. The Board considered the ways in which the Plans would address the circumstances described above, including the nature and approximate amount of expenditures, the relationship of such expenditures to the overall cost structure of the Funds; the nature of the anticipated benefits, and the time it would take for those benefits to be achieved. The Board concluded that Sterling provides the local identity, promotional effort, educational and training activities, communications and servicing
which the Board        continues to believe are necessary to successfully
market the Funds in North Carolina. In light of Sterling's successful performance, the Board believes that the proposed changes to the
    12b-1 Fee Schedule would benefit each Fund and its shareholders.
 The Merits    o    f Possible Alternative Plans. The Board considered the
merits of other distribution plans. The Board        acknowledged that
Sterling's local presence and    ability to maintain or increase     sales
of each Fund's shares in the North Carolina market are key benefits of the Plans. Alternative arrangements which contemplated exclusive, or even substantial, use of FDC's Boston or Southeast Regional personnel would not,
in the judgment of the Board   ,     provide an opportunity for success.
Moreover, given the nature of the Trust, the Board        believes that an
attempt to pay for selling expenses through a front-end or back-end sales charge is not feasible.
    R    elationship    b    etween the Plans    a    nd the Activities
   o    f Other Persons Financing Distribution of the    F    unds' Shares.
The Board has considered the relationship between the Plans and the activities of any other person who finances distribution of the Funds' shares, including whether any payments made by the Funds to other persons are made in such a manner as to constitute the indirect financing of distribution by the Funds. The Board noted that FMR, through its Management
Contract   s    , was the only other party receiving payments from the
Funds. The Board        believes the amounts FMR retains after payment of
12b-1 fees to FDC are fair and reasonable compensation for FMR's advisory and management responsibilities and, other than pursuant to 12b-1 arrangements, do not involve the indirect financing of distribution
expenses. The Board        noted that    approval of     Proposal 2
would        reduce the amounts retained by FMR under its Management
Contract with each        fund   .
 Benefits of the Plans    t    o Other Persons. The Board        has
considered the possible benefits of the Plans to other persons relative to
those expected to inure to the Funds. T   he Board     acknowledged that as
the assets of each Fund increase, FMR and Sterling will benefit, since FMR's and Sterling's compensation is based upon Fund asset levels, although
the    rate     of compensation received by those entities decreases as
   Fund     assets increase above specified breakpoints. The Board believes that the fees payable to FMR and Sterling are fair and reasonable with
respect to the investment advisory and distribution services    that
    FMR and Sterling, respectively, provide to the Funds.
 Effect    o    f    t    he Plans    o    n Existing Shareholders and
Whether    t    he Anticipated Benefits of the Plans    h    ave
   b    een Achieved. The Board considered the effect of the Plans on each
Fund's existing shareholders. The Board        recognized that Sterling
serves existing shareholders by its local presence and provision of facilities, personnel and shareholder services; marketing and promotional
activities;    periodic     newsletter; and advisory board organization and
participation. The Board also considered whether the anticipated benefits
of the Plans had materialized. The Board acknowledged that    they had,
    taking into account current and historical asset levels and the quality
of Sterling's services to the    Funds    .
 Assistance    f    rom Independent Counsel    o    r Other Expert   s    .
The Board took into consideration the advice it received from independent
counsel with respect to the approval of the revised    12b-1 Fee
    Schedule.
 CONCLUSION. The Board   , including a majority of the Independent
Trustees, voted to approve the submission of the proposed amendments to the
12b-1 Fee Schedule to shareholders of each fund and     recommend that
shareholders vote FOR the proposed amendments   .     Although approval of
the proposed changes to the    12b-1     Fee Schedule would result in the
receipt by Sterling of higher 12b-1 fees for each    F    und at certain
asset levels,    assuming both this proposal and Proposal 1 are approved,
    each Fund's    management fees     would be reduced   .
 If the proposed changes to each 12b-1 Fee Schedule are approved by shareholders, these changes will take effect on February 1, 1996 (or, if approved later, on the first business day of the first month following approval) and will remain in effect through July 31, 1996 and thereafter, but only as long as the continuance of each Plan after such date is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Board or the vote of a majority of the outstanding voting securities of each Fund. The shareholders of each Fund will vote separately on this Proposal. If the proposed changes to the 12b-1 Fee Schedule are not approved with respect to a Fund, that Fund's existing 12b-1 Fee Schedule will continue in effect through July 31, 1996, and thereafter subject to continuation by the Board.
 Approval of the proposed amendments to the 12b-1 Fee Schedule is contingent upon shareholder approval of Proposal 1 to amend the fee schedule of each Fund's Management Contract.
3. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the Independent Trustees, the firm of Coopers & Lybrand
L.L.P. has been selected as independent accountants for the Trust        to
sign or certify any financial statements of the Trust required by any law
or regulation to be certified by an independent        accountant and filed
with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In
addition, as required by the 1940 Act, the vote of the    Independent
    Trustees is subject to the right of the Trust, by vote of a majority of
its outstanding voting securities at an   y     meeting called for the
purpose of voting on such action, to terminate such employment without penalty.
    Coopers & Lybrand L.L.P. has advised the Trust that it has no direct or
material indirect ownership interest in the Trust.     The independent
accountants examine annual financial statements for each fund and provide
other audit   , non-audit,     and tax-related services. In recommending
the selection of the Trust's accountants, the    Board's     Audit
Committee reviewed the nature and scope of    the     services to be
provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.
    Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
MANAGEMENT CONTRACTS
 Each Fund employs FMR to furnish investment advisory and other services. Under its Management Contract with each Fund, FMR acts as investment
adviser and, subject to the supervision of the Board   ,     directs the
investments of Term Portfolio in accordance with its investment objective, policies and limitations. Under a separate sub-advisory agreement, between FMR and FMR Texas, FMR Texas directs the investments of Cash Portfolio, subject to the supervision by FMR. FMR also provides each Fund with all
necessary office facilities, equipment   ,     and personnel for servicing
each Fund's investments, pays the salaries and fees of all officers of the Trust who are also employees of FMR and all personnel of the Trust
(including each Fund) or of FMR        performing services relating to
research, statistical   ,     and investment activities.
 In addition, FMR perform   s    , or arrange   s     for the performance
of, the management and administrative services necessary for the operation
of each Fund. FMR, subject to the supervision of the Board   ,
perform   s     various services   , which     includ   e     providing
each Fund with office space, equipment   ,     and facilities for
maintaining each Fund's organization; supervising relations with depositories, custodians, transfer and pricing agents, accountants,
attorneys, underwriters, brokers and dealers, insurers   ,     and other
persons deemed to be necessary or desirable; preparing all general shareholder communications, including shareholder reports; conducting shareholder relations; maintaining each Fund's existence and records;
   and     investigating the development of and developing and
implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of each Fund as an investment vehicle.
 FMR pay   s     the following    Fund     fees and expenses: legal and
audit expenses; custodian, registrar   ,     and transfer agent fees and
expenses; fees and expenses related to the registration and qualification of the Trust and the Funds' shares for distribution under state and federal
securities laws; expenses of printing and mailing reports   ,
notices   ,     and proxy materials to shareholders of each Fund; all other
expenses incidental to holding meetings of the Funds' shareholders   ;
a pro rata share, based on relative net assets of each Fund and other
registered investment companies having    a    dvisory and    s    ervice
or    m    anagement    c    ontracts with FMR   , of     50% of insurance
premiums for fidelity and other coverage; its proportionate share of
association membership dues; expenses    of     typesetting for printing
   p    rospectuses and    s    tatements of    a    dditional
   i    nformation and supplements thereto; and, expenses of printing and
mailing    p    rospectuses and    s    tatements of    a    dditional
   i    nformation and supplements thereto to existing shareholders.
    Each Fund     pays all other expenses    including, without
limitation,     interest and taxes; brokerage commissions and other costs
in connection with the purchase or sale of securities and other investment
instruments; fees and expenses of the    Independent Trustees;     and such
non-recurring or extraordinary expenses as may arise, including those
relating to actions, suits   ,     or proceedings to which a Fund is a
party, and the legal obligation a Fund may have to indemnify the officers and Trustees with respect to such litigation.
 FMR is each Fund's manager pursuant to    two separate     Management
Contracts dated December 13, 1990, which were approved by each Fund's shareholders at their December 12, 1990 meeting. At that meeting, shareholders approved new breakpoints and percentages used to calculate the management fee as well as the payment of a distribution and service fee out of the management fee.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the Funds and advised by FMR is contained in the Tables of Average Net
Assets and Expense Ratios    (    Exhibits    5 and 6), beginning     on
pages  and 41, respectively.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks of certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J.
Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Messrs.    J.
Gary     Burkhead,    William L. Byrnes, John H. Costello, Fred L. Henning,
Jr., Curtis Hollingsworth,     Arthur S. Loring, Thomas D. Maher,    David
H. Potel, Kenneth A. Rathgeber, Leonard M. Rush, and     Burnell R.
Stehman, are currently officers of the Funds or of the Trust and officers
or employees of FMR or FMR Corp. With the exception of M   essrs    .
Byrnes, Costello,     Maher,    Rathgeber, and Rush,     all of these
persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
    All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period July 1, 1994 through September 30, 1995, the following transactions were entered into by Trustees of the Trust or the Directors of FMR involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. Mr. Edward C. Johnson 3d converted 2,064 shares of voting common stock into 2,064 shares of non-voting common stock. Mr. Peter S. Lynch exchanged 484 shares of non-voting common stock for 484 shares of Class A voting common stock. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Edward C. Johnson 3d also is President and a Trustee of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far
East) Inc. In addition, Mr. J. Gary Burkhead is Senior Vice President of the Funds and of other funds advised by FMR; a Director of FMR Corp.;
President of FMR;     and President and Director of FMR U.K. and FMR Far
East. Each of the Directors are stockholders of FMR Corp. The principal business address of each of the Directors is 82 Devonshire Street, Boston,
Massachusetts    02109    .
FUND TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of each Fund by FMR        pursuant to authority contained in each
Fund's Management Contract   , or on behalf of Cash Portfolio, by FMR Texas
pursuant to     Cash Portfolio's Sub-Advisory    Agreement     with FMR
Texas.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 For the fiscal year ended June 30, 1995,    the     Fund   s     paid no
brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The Trust does not hold annual shareholder meetings   , but may hold them
from time to time    . Shareholders wishing to submit proposals for
inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
 Please advise the Trust    by calling Sterling Capital Distributors, Inc.
toll-free at (800) 222-3232 or locally at (704) 372-8798,     whether other
persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of shares.
EXHIBIT 1
FORM OF
MANAGEMENT CONTRACT
BETWEEN
THE NORTH CAROLINA [CASH] ((CAPITAL)) MANAGEMENT TRUST:
CASH PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT made this        [13th]        ((____))    day of     [December,
1990](( ________, ____,))    by and between The North Carolina     [Cash]
((CAPITAL))    Management Trust    , a Massachusetts business trust which
may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Cash Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Trust who are also employees of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Portfolio. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Portfolio's existence and its records; and
(vi) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle. The Adviser also shall pay the following Portfolio fees and expenses: (i) legal and audit expenses; (ii) custodian, registrar and transfer agent fees and expenses; (iii) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (iv) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (v) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (vi) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (vii) its proportionate share of association membership dues; (viii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; and (ix) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Portfolio as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Portfolio policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
  (d) The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee paid monthly based upon the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month. The fee shall be payable as soon as practicable after the last day of each month at an annual rate determined as set forth below. The fee rate shall be determined on a cumulative basis pursuant to the following schedule:
             The Annual Fee Rate Is


   On average daily net assets of the                                         [0.410%]           ((0.365%))
   Portfolio through     [$100]        (($400))    million

   On average daily net assets in excess of                                   [0.400%]           ((0.360%))
       [$100]        (($400))    million through     [$200]
       (($800))    million

   On average daily net assets in excess of                                   [0.390%]           ((0.355%))
       [$200] (($800))    million through     [$800]
       (($1.2))    billion

       ((ON AVERAGE DAILY NET ASSETS IN                                                          ((0.350%))
EXCESS OF $1.2 BILLION THROUGH $1.6
BILLION))

   On average daily net assets in excess of                                   [0.380%]           ((0.340%))
       [$800] (($1.6))    billion     ((THROUGH $2.0
BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                          ((0.330%))
EXCESS OF $2.0 BILLION))


provided that the fee so computed shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees of the Trust who are not "interested persons" of the Trust or the Adviser. In the case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; and (iv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
[1991]        ((1996))   ,     and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 8. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 THE NORTH CAROLINA        [CASH]        ((CAPITAL))
 MANAGEMENT TRUST
 on behalf of Cash Portfolio
SEAL  By

 FIDELITY MANAGEMENT & RESEARCH COMPANY
SEAL  By

EXHIBIT 2
FORM OF
MANAGEMENT CONTRACT
between
THE NORTH CAROLINA [CASH]        ((CAPITAL))        MANAGEMENT TRUST:
TERM PORTFOLIO
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT made this [13th]    ((____)) day of     [December, 1990]
((________, ____,)) by and between The North Carolina     [Cash]
    ((CAPITAL))        Management Trust, a Massachusetts business trust
which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Term Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Trust who are also employees of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Portfolio. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Portfolio's existence and its records; and
(vi) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle. The Adviser also shall pay the following Portfolio fees and expenses: (i) legal and audit expenses; (ii) custodian, registrar and transfer agent fees and expenses; (iii) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (iv) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (v) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (vi) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (vii) its proportionate share of association membership dues; (viii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; and (ix) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Portfolio as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Portfolio policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
  (d) The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee paid monthly based upon the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month. The fee shall be payable as soon as practicable after the last day of each month at an annual rate determined as set forth below. The fee rate shall be determined on a cumulative basis pursuant to the following schedule:
             The Annual Fee Rate Is


   On average daily net assets of the                                    [0.410%]           ((0.365%))
   Portfolio through     [$100]        (($400))    million

   On average daily net assets in excess of                              [0.400%]           ((0.360%))
       [$100]        (($400))    million through     [$200]
       (($800))    million

   On average daily net assets in excess of                              [0.390%]           ((0.355%))
       [$200](($800))    million through     [$800]
(($1.2))    billion

       ((ON AVERAGE DAILY NET ASSETS IN                                                     ((0.350%))
EXCESS OF $1.2 BILLION THROUGH $1.6
BILLION))

   On average daily net assets in excess of                              [0.380%]           ((0.340%))
       [$800] (($1.6))    billion     ((THROUGH $2.0
BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                     ((0.330%))
EXCESS OF $2.0 BILLION))


provided that the fee so computed shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees of the Trust who are not "interested persons" of the Trust or the Adviser. In the case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; and (iv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
[1991]        ((1996))   ,     and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
 8. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 THE NORTH CAROLINA [CASH]        ((CAPITAL))
 MANAGEMENT TRUST
 on behalf of    term     Portfolio
SEAL  By

 FIDELITY MANAGEMENT & RESEARCH COMPANY
SEAL  By

EXHIBIT 3
FORM OF
THE NORTH CAROLINA [CASH]        ((CAPITAL))        MANAGEMENT TRUST:
CASH PORTFOLIO DISTRIBUTION AND SERVICE PLAN
 THIS PLAN made as of the [13th]    ((____)) day of     [December ,
1990]    ((_______,___,)) by and between THE NORTH CAROLINA     [CASH]
    ((CAPITAL))        MANAGEMENT TRUST a Massachusetts business trust
which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of CASH PORTFOLIO, a series of the Trust (hereinafter called the "Portfolio"), FIDELITY MANAGEMENT & RESEARCH COMPANY a Massachusetts Corporation (hereinafter called the "Adviser"), and FIDELITY DISTRIBUTORS CORPORATION, a Massachusetts corporation (hereinafter called the "Distributor");
WITNESSETH:
 WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and
 WHEREAS, the Trust intends to distribute the Portfolio's shares of beneficial interest ("shares") in accordance with Rule 12b-1 under the Act, and desires to adopt a Distribution and Service Plan pursuant to such Rule, and the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this will benefit the Portfolio and its shareholders; and
 WHEREAS, the Trust desires to increase the level of shareholder services provided within the State of North Carolina, and the Board of Trustees has determined that there is a reasonable likelihood that such in-state service will benefit the Portfolio and its shareholders; and
 WHEREAS, the Trust desires to retain the Distributor to provide, or secure the provision of through an agent(s), facilities and personnel and to render services with respect to the Portfolio in accordance with such Distribution and Service Plan in the manner and on the terms and conditions hereinafter set forth; and
 WHEREAS, the Trust understands that the Distributor has retained the services of Sterling Capital Distributors, Inc. ("Sterling"), a corporation organized and existing under the laws of the State of North Carolina, as its agent to perform or provide various of the facilities, personnel and services described herein:
 NOW, THEREFORE, the Trust hereby adopts a Distribution and Service Plan on behalf of the Portfolio in accordance with Rule 12b-1 under the Act, and the parties hereto agree to the following terms and conditions of the Plan:
 1. Subject to the supervision of the Board of Trustees, the Trust hereby retains the Distributor to provide facilities, personnel and a program with respect to the marketing and promotional activities of the Portfolio (the "Distribution Services"). Without limiting the generality of the foregoing, the Distributor shall be responsible for, and shall accomplish itself, through its affiliates, or through its agent, Sterling, the following: (i) formulate and implement marketing and promotional activities, including but not limited to direct mail promotions, regional orientation meetings and financial management seminars; (ii) prepare and contract for printing of a periodic newsletter and the mailing and distribution thereof, such newsletter to be distributed to potential and participating local units and to provide information regarding the Portfolio and items of technical and general interest to local treasurers and/or other financial officials;
(iii) provide office space and equipment, telephone facilities and dedicated personnel as necessary to provide the services hereunder; (iv) arrange and contract for the preparation and printing of sales literature and seminar materials and the mailing and distribution thereof; (v) bear the expenses of printing (not including typesetting) and distributing Prospectuses and Statements of Additional Information to other than existing shareholders; (vi) obtain, evaluate and provide to the Portfolio such information, analyses and opinions with respect to marketing and promotional activities as the Portfolio may, from time to time, reasonably request; and (vii) organize and maintain a Trust advisory board comprised of local government financial officials. Such board shall meet at least semi-annually with a primary purpose of providing a representative review of Trust, Distributor or Sterling service initiatives, as well as providing an informal communication device between shareholders and the Trust. The Board shall not be responsible for providing any advice with respect to investment matters.
 2. Subject to the supervision of the Board of Trustees, the Distributor shall also facilitate and coordinate a program whereby certain shareholder servicing functions (the "Shareholder Services") are provided by the Distributor, its affiliates, or its agent, Sterling, within the boundaries
of the    S    tate of North Carolina. Such program shall be undertaken in conjunction with the Trust's transfer agent, and shall be subject to such controls, provisions and procedures as shall be satisfactory to Distributors and said transfer agent. To the extent deemed practicable by the Distributor, such program shall provide for the following functions and services to be performed, in whole or in part, in North Carolina: (i) establishment, maintenance and close-out of shareholder accounts; (ii) shareholder inquiry, communication and problem resolution services; (iii) completion of shareholder audit confirmations; (iv) receipt of orders for transactions in shares of the Portfolio, and timely conveyance of such orders to the Trust or its transfer agent; and (v) such concomitant duties as are deemed appropriate by the Distributor.
 3. The Distributor, its affiliates or its agent(s) shall directly bear all costs of rendering the services to be performed under this Plan, including but not limited to the compensation of personnel necessary to provide such services, and all other costs for travel, office space, facilities, equipment, printing, telephone service, heat, light, power and other utilities.
 4. The Portfolio shall, from time to time, furnish or otherwise make available to the Distributor such financial reports, proxy statements and other information relating to the business and affairs of the Portfolio as the Distributor may reasonably require in order to discharge its duties and obligations hereunder.
 5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated [December 13, 1990] ((___________)) between the Adviser and the Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:
             The Annual Fee Rate Is


   On the first     [$100]        (($400))    million of                  [0.140%]           ((0.160%))
   average daily net assets

   On average daily net assets in excess of                               [0.150%]           ((0.160%))
       [$100]        (($400))    million to     [$200 million]
(($800 MILLION))

   On average daily net assets in excess of                               [0.160%]           ((0.160%))
       [$200]        (($800))    million to     [$800 million]
(($1.2 BILLION))

   On average daily net assets in excess of                               [0.170%]           ((0.160%))
       [$800 million]        (($1.2 BILLION TO $1.6
BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                      ((0.155%))
EXCESS OF $1.6 BILLION TO $2.0 BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                      ((0.150%))
EXCESS OF $2.0 BILLION))


 All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.
 If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect.
 6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or relieve or deprive the Board of Trustees of the Trust of the responsibility for and control of the conduct of the affairs of the Portfolio.
 7. This Plan shall become effective upon approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio," and upon approval by a vote of the Trustees of the Trust, and of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities of the Portfolio" are used as defined in the Act.
 8. This Plan shall remain in effect until July 31,        [1991]
    ((1996))   ,     and from year to year thereafter, provided, however,
that such continuance is subject to approval annually by a vote of the Trustees of the Trust and of the Trustees who are not interested persons of the Trust, and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. If such annual approval is not obtained, the Plan shall expire 12 months after the date of the last approval. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a majority of the outstanding shares of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio.
 10. Nothing herein contained shall limit the freedom of the Distributor or any "affiliated person," as defined in the Act, to render investment supervisory and corporate administrative services to other investment companies, to act as distributor, adviser or investment counselor to other persons, firms or corporations and to engage in other business activities.
 11. Neither the Distributor nor any of its employees or agents are authorized to make any representations with respect to the sale of shares except those contained in the then current Prospectus and Statement of Additional Information of the Portfolio.
 12. The provisions of this Paragraph 12 shall be applicable only with respect to the provision of Distribution Services. The provision of Shareholder Services shall not be affected by this Paragraph 12, but shall be governed by the provisions of Paragraph 13, below. The Portfolio will indemnify and hold the Distributor harmless from judgments against the Distributor resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. The Portfolio shall similarly indemnify and hold harmless any agent of the Distributor with respect to such judgments against the agent resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. No provision of this Paragraph 12 shall be deemed to protect the Distributor or an agent against any liability to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its Distribution Services duties or the reckless disregard of its Distribution Services obligations under this Plan. No provision hereof shall be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligation.
 13. The provisions of this Paragraph 13 shall be applicable only with respect to the provision of Shareholder Services. The provision of Distribution Services shall not be affected by this Paragraph 13, but shall be governed by the provisions of Paragraph 12, above.
  A. The Trust shall indemnify and hold the Distributor harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
   (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Distributor and/or the Trust as a party and is not based on and does not result from the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Distributor's performance hereunder; or
   (2) any claim, demand, action or suit (except to the extent contributed to by the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Trust, or from the Distributor's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Distributor's acting in reliance upon advice reasonably believed by the Distributor to have been given by counsel for the Trust.
  B. The Distributor shall indemnify and hold the Trust harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person other than the Distributor, which names the Trust and/or the Distributor as a party and is based upon and arises out of acts, errors or omissions of the Distributor constituting negligence, lack of good faith or willful misconduct in the performance of the Distributor's Shareholder Service duties under this Agreement.
 14. In the event that either party requests the other to indemnify or hold it harmless hereunder, the party requesting indemnification (the "Indemnified Party") shall inform the other party (the "Indemnifying Party") of the relevant facts known to Indemnified Party concerning the matter in question. The Indemnified Party shall use reasonable care to identify and promptly to notify the Indemnifying Party concerning any matter which presents, or appears likely to present, a claim for indemnification. The Indemnifying Party shall have the election of defending the Indemnified Party against any claim which may be the subject of indemnification or of holding the Indemnified Party harmless hereunder. In the event the Indemnifying Party so elects, it will so notify the Indemnified Party and thereupon the Indemnifying Party shall take over defense of the claim and, if so requested by the Indemnifying Party, the Indemnified Party shall incur no further legal or other expenses related thereto for which it shall be entitled to indemnity or to being held harmless hereunder; provided, however, that nothing herein shall prevent the Indemnified Party from retaining counsel at its own expense to defend any claim. Except with the Indemnifying Party's prior written consent, the Indemnified Party shall in no event confess any claim or make any compromise in any matter in which the Indemnifying Party will be asked to indemnify or hold Indemnified Party harmless hereunder.
 15. The Distributor shall provide the Trust, for review by its Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Such written report shall be in a form satisfactory to the Trust and shall supply all information necessary for the Board to discharge its responsibilities, including its responsibilities pursuant to Rule 12b-1.
 16. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons.
 17. The Trust shall preserve copies of this Plan and any agreements related to and all reports made pursuant to Section 15 hereof, for a period of not less than six years from the date of this Plan or any such report, as the case may be, the first two years in an easily accessible place.
 18. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Act. To the extent the applicable law of the Commonwealth of Massachusetts or any of the provisions herein conflict with the applicable provisions of the Act, the latter shall control.
 19. The Distributor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and neither the Distributor nor its agents shall seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. In addition, neither the Distributor nor its agents shall seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Distributor understands that the rights and obligations of any series of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other series.
 20. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise the remainder of the Plan shall not be affected thereby.
 THE NORTH CAROLINA [CASH]        ((CAPITAL))
 MANAGEMENT TRUST
 on behalf of Cash Portfolio
  By

 FIDELITY MANAGEMENT & RESEARCH COMPANY
  By

 FIDELITY DISTRIBUTORS CORPORATION
  By

EXHIBIT 4
FORM OF
THE NORTH CAROLINA [CASH]        ((CAPITAL))        MANAGEMENT TRUST:
TERM PORTFOLIO DISTRIBUTION AND SERVICE PLAN
THIS PLAN made as of the        [13th]    ((____)) day of     [December,
1990]    ((__________,____,)) by and between THE  NORTH CAROLINA
[CASH]        ((CAPITAL))        MANAGEMENT TRUST, a Massachusetts business
trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of TERM PORTFOLIO, a series of the Trust (hereinafter called the "Portfolio"), FIDELITY MANAGEMENT & RESEARCH COMPANY, a Massachusetts Corporation (hereinafter called the "Adviser"), and FIDELITY DISTRIBUTORS CORPORATION, a Massachusetts corporation (hereinafter called the "Distributor"):
WITNESSETH:
 WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and
 WHEREAS, the Trust intends to distribute the Portfolio's shares of beneficial interest ("shares") in accordance with Rule 12b-1 under the Act, and desires to adopt a Distribution and Service Plan pursuant to such Rule, and the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this will benefit the Portfolio and its shareholders; and
 WHEREAS, the Trust desires to increase the level of shareholder services provided within the State of North Carolina, and the Board of Trustees has determined that there is a reasonable likelihood that such in-state service will benefit the Portfolio and its shareholders; and
 WHEREAS, the Trust desires to retain the Distributor to provide, or secure the provision of through an agent(s), facilities and personnel and to render services with respect to the Portfolio in accordance with such Distribution and Service Plan in the manner and on the terms and conditions hereinafter set forth; and
 WHEREAS, the Trust understands that the Distributor has retained the services of Sterling Capital Distributors, Inc. ("Sterling"), a corporation organized and existing under the laws of the State of North Carolina, as its agent to perform or provide various of the facilities, personnel and services described herein:
 NOW, THEREFORE, the Trust hereby adopts a Distribution and Service Plan on behalf of the Portfolio in accordance with Rule 12b-1 under the Act, and the parties hereto agree to the following terms and conditions of the Plan:
 1. Subject to the supervision of the Board of Trustees, the Trust hereby retains the Distributor to provide facilities, personnel and a program with respect to the marketing and promotional activities of the Portfolio (the "Distribution Services"). Without limiting the generality of the foregoing, the Distributor shall be responsible for, and shall accomplish itself, through its affiliates, or through its agent, Sterling, the following: (i) formulate and implement marketing and promotional activities, including but not limited to direct mail promotions, regional orientation meetings and financial management seminars; (ii) prepare and contract for printing of a periodic newsletter and the mailing and distribution thereof, such newsletter to be distributed to potential and participating local units and to provide information regarding the Portfolio and items of technical and general interest to local treasurers and/or other financial officials;
(iii) provide office space and equipment, telephone facilities and dedicated personnel as necessary to provide the services hereunder; (iv) arrange and contract for the preparation and printing of sales literature and seminar materials and the mailing and distribution thereof; (v) bear the expenses of printing (not including typesetting) and distributing Prospectuses and Statements of Additional Information to other than existing shareholders; (vi) obtain, evaluate and provide to the Portfolio such information, analyses and opinions with respect to marketing and promotional activities as the Portfolio may, from time to time, reasonably request; and (vii) organize and maintain a Trust advisory board comprised of local government financial officials. Such board shall meet at least semi-annually with a primary purpose of providing a representative review of Trust, Distributor or Sterling service initiatives, as well as providing an informal communication device between shareholders and the Trust. The Board shall not be responsible for providing any advice with respect to investment matters.
 2. Subject to the supervision of the Board of Trustees, the Distributor shall also facilitate and coordinate a program whereby certain shareholder servicing functions (the "Shareholder Services") are provided by the Distributor, its affiliates, or its agent, Sterling, within the boundaries
of the    S    tate of North Carolina. Such program shall be undertaken in conjunction with the Trust's transfer agent, and shall be subject to such controls, provisions and procedures as shall be satisfactory to Distributors and said transfer agent. To the extent deemed practicable by the Distributor, such program shall provide for the following functions and services to be performed, in whole or in part, in North Carolina: (i) establishment, maintenance and close-out of shareholder accounts; (ii) shareholder inquiry, communication and problem resolution services; (iii) completion of shareholder audit confirmations; (iv) receipt of orders for transactions in shares of the Portfolio, and timely conveyance of such orders to the Trust or its transfer agent; and (v) such concomitant duties as are deemed appropriate by the Distributor.
 3. The Distributor, its affiliates or its agent(s) shall directly bear all costs of rendering the services to be performed under this Plan, including but not limited to the compensation of personnel necessary to provide such services, and all other costs for travel, office space, facilities, equipment, printing, telephone service, heat, light, power and other utilities.
 4. The Portfolio shall, from time to time, furnish or otherwise make available to the Distributor such financial reports, proxy statements and other information relating to the business and affairs of the Portfolio as the Distributor may reasonably require in order to discharge its duties and obligations hereunder.
 5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated
[December 13, 1990]    ((___________))     between the Adviser and the
Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:
             The Annual Fee Rate Is


   On the first     [$100]        (($400))    million of                  [0.410%]           ((0.160%))
   average daily net assets

   On average daily net assets in excess of                               [0.150%]           ((0.160%))
       [$100]        (($400))    million to     [$200 million]
(($800 MILLION))

   On average daily net assets in excess of                               [0.160%]           ((0.160%))
       [$200] (($800))    million to     [$800 million]
(($1.2 BILLION))

   On average daily net assets in excess of                               [0.170%]           ((0.160%))
       (($800 million))        (($1.2 BILLION THROUGH
$1.6 BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                      ((0.155%))
EXCESS OF $1.6 BILLION TO $2.0 BILLION))

       ((ON AVERAGE DAILY NET ASSETS IN                                                      ((0.150%))
EXCESS OF $2.0 BILLION))


 All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.
 If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect.
 6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or relieve or deprive the Board of Trustees of the Trust of the responsibility for and control of the conduct of the affairs of the Portfolio.
 7. This Plan shall become effective upon approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio," and upon approval by a vote of the Trustees of the Trust, and of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities of the Portfolio" are used as defined in the Act.
 8. This Plan shall remain in effect until July 31, [1991]
    ((1996))        and from year to year thereafter, provided, however,
that such continuance is subject to approval annually by a vote of the Trustees of the Trust and of the Trustees who are not interested persons of the Trust, and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. If such annual approval is not obtained, the Plan shall expire 12 months after the date of the last approval. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a majority of the outstanding shares of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio.
 10. Nothing herein contained shall limit the freedom of the Distributor or any "affiliated person," as defined in the Act, to render investment supervisory and corporate administrative services to other investment companies, to act as distributor, adviser or investment counselor to other persons, firms or corporations and to engage in other business activities.
 11. Neither the Distributor nor any of its employees or agents are authorized to make any representations with respect to the sale of shares except those contained in the then current Prospectus and Statement of Additional Information of the Portfolio.
 12. The provisions of this Paragraph 12 shall be applicable only with respect to the provision of Distribution Services. The provision of Shareholder Services shall not be affected by this Paragraph 12, but shall be governed by the provisions of Paragraph 13, below. The Portfolio will indemnify and hold the Distributor harmless from judgments against the Distributor resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. The Portfolio shall similarly indemnify and hold harmless any agent of the Distributor with respect to such judgments against the agent resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. No provision of this Paragraph 12 shall be deemed to protect the Distributor or an agent against any liability to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its Distribution Services duties or the reckless disregard of its Distribution Services obligations under this Plan. No provision hereof shall be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligation.
 13. The provisions of this Paragraph 13 shall be applicable only with respect to the provision of Shareholder Services. The provision of Distribution Services shall not be affected by this Paragraph 13, but shall be governed by the provisions of Paragraph 12, above.
  A. The Trust shall indemnify and hold the Distributor harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
   (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Distributor and/or the Trust as a party and is not based on and does not result from the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Distributor's performance hereunder; or
   (2) any claim, demand, action or suit (except to the extent contributed to by the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Trust, or from the Distributor's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Distributor's acting in reliance upon advice reasonably believed by the Distributor to have been given by counsel for the Trust.
  B. The Distributor shall indemnify and hold the Trust harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person other than the Distributor, which names the Trust and/or the Distributor as a party and is based upon and arises out of acts, errors or omissions of the Distributor constituting negligence, lack of good faith or willful misconduct in the performance of the Distributor's Shareholder Service duties under this Agreement.
 14. In the event that either party requests the other to indemnify or hold it harmless hereunder, the party requesting indemnification (the "Indemnified Party") shall inform the other party (the "Indemnifying Party") of the relevant facts known to Indemnified Party concerning the matter in question. The Indemnified Party shall use reasonable care to identify and promptly to notify the Indemnifying Party concerning any matter which presents, or appears likely to present, a claim for indemnification. The Indemnifying Party shall have the election of defending the Indemnified Party against any claim which may be the subject of indemnification or of holding the Indemnified Party harmless hereunder. In the event the Indemnifying Party so elects, it will so notify the Indemnified Party and thereupon the Indemnifying Party shall take over defense of the claim and, if so requested by the Indemnifying Party, the Indemnified Party shall incur no further legal or other expenses related thereto for which it shall be entitled to indemnity or to being held harmless hereunder; provided, however, that nothing herein shall prevent the Indemnified Party from retaining counsel at its own expense to defend any claim. Except with the Indemnifying Party's prior written consent, the Indemnified Party shall in no event confess any claim or make any compromise in any matter in which the Indemnifying Party will be asked to indemnify or hold Indemnified Party harmless hereunder.
 15. The Distributor shall provide the Trust, for review by its Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Such written report shall be in a form satisfactory to the Trust and shall supply all information necessary for the Board to discharge its responsibilities, including its responsibilities pursuant to Rule 12b-1.
 16. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons.
 17. The Trust shall preserve copies of this Plan and any agreements related to and all reports made pursuant to Section 15 hereof, for a period of not less than six years from the date of this Plan or any such report, as the case may be, the first two years in an easily accessible place.
 18. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Act. To the extent the applicable law of the Commonwealth of Massachusetts or any of the provisions herein conflict with the applicable provisions of the Act, the latter shall control.
 19. The Distributor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and neither the Distributor nor its agents shall seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. In addition, neither the Distributor nor its agents shall seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Distributor understands that the rights and obligations of any series of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other series.
 20. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise the remainder of the Plan shall not be affected thereby.
 THE NORTH CAROLINA        [CASH]        ((CAPITAL))
 MANAGEMENT TRUST
 on behalf of TERM Portfolio
  By

 FIDELITY MANAGEMENT & RESEARCH COMPANY
  By

 FIDELITY DISTRIBUTORS CORPORATION
  By

EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)(B)   TO FMR (C)   ASSETS (C)
TAXABLE BOND
Advisor Emerging
 Markets Income ((epslon)):
  Class A  12/31/94** $ 20.0 0.70(dagger)% 1.50(dagger)*%
  Class B   12/31/94**  2.6 0.70(dagger) 2.25(dagger)*
  Institutional Class ((hollow diamond)) 12/31/95**  0.1 0.70(dagger)
1.25(dagger)*
Advisor Strategic Income:
  Class A  12/31/94**  10.7 0.60(dagger) 1.35(dagger)*
  Class B  12/31/94**  9.4 0.60(dagger) 2.10(dagger)*
  Institutional Class ((hollow diamond)) 12/31/95**  0.1 0.60(dagger)
1.10(dagger)*
Advisor Annuity
 Government Investment 12/31/95**  8.4 0.60(dagger) 1.00(dagger)*
Advisor Annuity
 High Yield  12/31/95**  3.6 0.45(dagger) 1.00(dagger)*
Global Bond ((epslon)) 12/31/94  554.7 0.71 1.14
New Markets Income ((epslon)) 12/31/94  237.6 0.49* 1.28*
Short-Term World
 Income ((epslon)) 12/31/94  329.4 0.61 1.01
Spartan Bond
 Strategist ((pound)) 12/31/94  21.5 0.70 0.70
Variable Insurance
 Products:
  High Income 12/31/94  492.5 0.61 0.71
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/94  113.5 0.46 0.67
Spartan Long-Term
 Government Bond 1/31/95  63.1 0.65 0.65
U.S. Bond Index 2/28/95  332.4 0.07* 0.32*
Capital & Income ((pound)) 4/30/95  2,392.2 0.71 0.96
Intermediate Bond ((pound)) 4/30/95  2,089.0 0.38 0.68
Investment Grade Bond ((pound)) 4/30/95  992.1 0.46 0.75
Short-Term Bond ((pound)) 4/30/95  1,681.4 0.46 0.69
Spartan Government
 Income   4/30/95  252.4 0.65 0.65
Spartan High Income 4/30/95  661.9 0.80 0.80
Spartan Short-Intermediate
 Government 4/30/95  56.4 0.10* 0.10*
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)(B)   TO FMR (C)   ASSETS (C)
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/95 $ 65.4 0.40% 0.41%
Ginnie Mae  7/31/95  737.2 0.45 0.75
Mortgage Securities 7/31/95  375.6 0.45 0.77
Spartan Limited Maturity
 Government 7/31/95  871.3 0.65 0.65
Spartan Ginnie Mae 8/31/95  383.4 0.65 0.65
Government Securities 9/30/95  794.0 0.45 0.71
Short-Intermediate
 Government  9/30/95  155.4 0.45 0.82
Spartan Investment
 Grade Bond ((pound)) 9/30/95  137.5 0.65 0.65
Spartan Short-Term
 Income ((pound)) 9/30/95  596.8 0.65 0.65
Advisor Government
 Investment:
 Class A   10/31/94  91.1 -* 0.74
 Class B    10/31/94  1.0 -* 1.70
 Institutional Class ((hollow diamond)) 10/31/95** 8.7 -* 0.75(dagger) Advisor High Yield:
 Class A   10/31/94  610.4 0.60 1.20
 Class B    10/31/94**  8.4 0.60(dagger) 2.20(dagger)
 Institutional Class ((hollow diamond)) 10/31/95**  10.2 0.60(dagger)
1.10(dagger)
Advisor Short Fixed
 Income ((epslon)):
  Class A  10/31/94  807.8 0.46 0.97
  Institutional Class ((hollow diamond)) 10/31/95**  6.6 0.46 0.85
Advisor Limited
 Term Bond:
 Class A    11/30/94  106.3 0.41 1.02
 Class B    11/30/94**  1.6 0.41(dagger) 1.65(dagger)
 Institutional Class  11/30/94  181.7 0.41 0.61
Institutional Short-
 Intermediate
  Government:
  Class I  11/30/94  353.6 0.45 0.45
  Class II  11/30/94**  98.5 0.45(dagger) 0.70(dagger)
Real Estate
 High Income 11/30/95**  47.1 0.75(dagger) 1.05(dagger)

(a) All fund data are as of the fiscal year end noted in the chart or as of September 30,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(C)
TAXABLE MONEY MARKET ((yen))
Cash Reserves 11/30/94 $ 12,398.9 0.19% 0.52%
State and Local Asset
 Management Series:
  Government Money
   Market 11/30/94  396.6 0.43 0.43
U.S. Government
 Reserves  11/30/94#  1,103.0 0.20(dagger) 0.36(dagger)*
Variable Insurance
 Products:
  Money Market 12/31/94  599.0 0.20 0.27
Select Money Market 2/28/95  680.4 0.20 0.65
Daily Money Fund:
 U.S. Treasury Income 3/31/95#  1,174.2 0.20(dagger)* 0.20(dagger)*
Institutional Cash:
 Domestic Money
  Market:
  Class I  3/31/95  945.4 0.13* 0.18*
  Class III  3/31/95**  23.3 0.13(dagger)* 0.50(dagger)*
 Money Market :
  Class I  3/31/95  4,964.0 0.14* 0.18*
  Class III  3/31/95  254.0 0.14* 0.50*
 U.S. Government:
  Class I  3/31/95  3,321.2 0.16* 0.18*
  Class III  3/31/95**  18.7 0.16(dagger)* 0.43(dagger)*
 U.S. Treasury 3/31/95  1,323.0 0.14* 0.18*
 U.S. Treasury II:
  Class I  3/31/95  4,209.2 0.13* 0.18*
  Class III  3/31/95  130.9 0.13* 0.50*
Spartan Money Market 4/30/95  7,334.4 0.44* 0.44*
Spartan U.S. Government
 Money Market 4/30/95  745.9 0.45 0.45
Spartan U.S. Treasury
 Money Market 4/30/95#  1,625.6 0.45(dagger)* 0.45(dagger)*
The North Carolina
 Capital Management Trust:
  Cash Portfolio 6/30/95  1,453.7 0.38 0.39




Daily Money Fund:
 Capital Reserves:
  Money Market 7/31/95 $ 763.5 0.33*% 0.99*%
  U.S. Government
   Money Market 7/31/95  259.1 0.39* 0.99*
 Money Market 7/31/95  1,846.6 0.34* 0.65*
 U.S. Treasury:
  Initial Class 7/31/95  1,951.5 0.50* 0.65*
  Class B  7/31/95  4.8 0.50* 1.35*
Daily Income Trust 8/31/95  2,209.6 0.33 0.54
         RATIO OF NET
         ADVISORY FEES
         TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS) (B)   TO FMR (C)   ASSETS
(C)
Money Market Trust:
 Domestic Money
  Market  8/31/95  322.5 0.42 0.42
 Retirement Government
  Money Market 8/31/95  2,001.3 0.42 0.42
 Retirement Money
  Market  8/31/95  3,636.2 0.42 0.42
 U.S. Government 8/31/95  199.8 0.42 0.42
 U.S. Treasury 8/31/95  147.7 0.42 0.42
Advisor Annuity Fund:
 Money Market 12/31/95**  6.8 0.25* 1.00*
(a) All fund data are as of the fiscal year end noted in the chart or as of September 30,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.


NC-PXS-1295 CUSIP #658191101/FUND #047
 CUSIP #658191200/FUND #620
FORM OF

   Please v    ote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:

    Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:  CASH PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) W. Olin Nisbett III, J. Calvin Rivers, Jr. and David H. Potel, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
   THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST     as indicated above which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Omni Charlotte Hotel, 222 East Third Street, Charlotte, North Carolina 28202, on January 22, 1996 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

________________________________   ________
                      Name of Unit
   __________________________________________
      Signature   (s)    , Title   (s)
NOTE:     Public     units (such as municipalities, authorities, agencies
and political subdivisions) should sign the name of the unit exactly as it
appears    in the registration     with the signature(s) and title(s) of
the authorized    finance     official(s).
Date                                        _______ _, 199   _

  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    047, 620 HH
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
   Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

1.    To approve amendments to the fee schedule    of     the              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   1.
         fund's     Management Contract   .  Approval of Proposal 1
         is contingent upon approval of Proposal 2.

2.    To approve amendments to the fee schedule    of the                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
         fund's     Distribution and Service Plan.     Approval of
         Proposal 2 is contingent upon approval of Proposal 1.

3.    To ratify the selection of Coopers & Lybrand L.L.P. as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      independent accountants of the Trust.




NC-PXC-1295  658191101/047 HH
FORM OF

   Please v    ote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:

    Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
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THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:  TERM PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) W. Olin Nisbett III, J. Calvin Rivers, Jr. and David H. Potel, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
   THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST     as indicated above which
the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Omni Charlotte Hotel, 222 East Third Street, Charlotte, North Carolina 28202, on January 22, 1996 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

________________________________   ________
                      Name of Unit
   __________________________________________
      Signature   (s)    , Title   (s)
NOTE:     Public     units (such as municipalities, authorities, agencies
and political subdivisions) should sign the name of the unit exactly as it
appears    in the registration     with the signature(s) and title(s) of
the authorized    finance     official(s).
Date                                        _______ _, 199   _

  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    047, 620 HH
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
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   Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.  Do not use red ink.

1.    To approve amendments to the fee schedule    of     the              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   1.
         fund's     Management Contract   .  Approval of Proposal 1
         is contingent upon approval of Proposal 2.

2.    To approve amendments to the fee schedule    of the                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
         fund's     Distribution and Service Plan.     Approval of
         Proposal 2 is contingent upon approval of Proposal 1.

3.    To ratify the selection of Coopers & Lybrand L.L.P. as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      independent accountants of the Trust.




NC-PXC-1295  658191   200    /   620     HH

December 14, 1995
Dear NCCMT Participant:
SPECIAL SHAREHOLDER MEETING
The North Carolina Capital Management Trust will hold a special meeting for the Cash Portfolio and Term Portfolio shareholders on January 22, 1996 to vote on several important issues that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
PLEASE VOTE PROMPTLY
Please take the time to read the enclosed materials and cast your vote on the enclosed proxy card(s). If voting by mail please vote promptly. If we do not receive enough votes, we must re-solicit shareholders in order to increase shareholder participation.
SUMMARY OF PROPOSALS
All of the proposals summarized below have been reviewed by the Board of Trustees (the "Board"). The Board is responsible for protecting your
interest as shareholders.   The Board believes that the proposals are in
the best interest of shareholders and recommends that you vote for each proposal.

PROPOSAL 1:    To approve amendments to the fee schedule of each fund's
Management Contract.
The proposed amendments would reduce the management fees payable by each fund to Fidelity Management & Research Company (FMR), the funds' investment adviser. It is important to note that the approval of this proposal is contingent upon the approval of Proposal 2.

PROPOSAL 2: To approve amendments to the fee schedule of each fund's Distribution and Service Plan. Distribution and Service Plan fees are paid by FMR from fees collected pursuant to FMR's Management Contract. It is important to note that the approval of this proposal is contingent upon the approval of Proposal 1.

PROPOSAL 3: To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the Trust.

Each of the above proposals is described in greater detail in the enclosed Proxy Statement.
HOW TO VOTE
Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.
If you plan to attend the meeting or have any questions before you vote, please call Sterling Capital Distributors, Inc. toll-free at (800) 222-3232 or locally at (704) 372-8798. Thank you for your participation in this important initiative.
Sincerely,
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST     NC-PXL-1295
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with ((   )) in the EDGAR version.
2. Text in printed version which is struck through to show deletions have been enclosed with [ ] in the EDGAR version.